UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2018

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 24, 2018, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. Of the 337,086,060 shares outstanding and entitled to vote at the meeting, 229,983,667 shares were voted, or 68.2% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the nine individuals nominated to be directors and ratified the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	140,971,339	747,559	88,264,769
Allen V. Ambrose	140,526,474	1,192,424	88,264,769
Michele L. Ashby	140,488,665	1,230,233	88,264,769
Leanne M. Baker	140,503,333	1,215,565	88,264,769
Richard W. Brissenden	140,669,884	1,049,014	88,264,769
Gregory P. Fauquier	140,653,781	1,065,117	88,264,769
Donald R.M. Quick	140,607,926	1,110,972	88,264,769
Michael L. Stein	140,669,397	1,049,501	88,264,769
Robin Dunbar	140,689,554	1,029,344	88,264,769

Election results for the ratification of the appointment of E&Y as the independent registered public accounting firm for the year ending December 31, 2018 are as follows:

For	Against	Abstain	Broker Non-Votes
228,727,792	760,375	495,500	—

Item 7.01                                           Regulation FD Disclosure.

At the annual meeting of shareholders, management of the Company gave an update on the business and operations of the Company.  Copies of the power point slides used in connection with the presentation are attached to this report as exhibit 99.1.  Information at the links in the slides, including the videos, can be viewed on the Company’s website.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits. The following exhibits are furnished with this report:

99.1                        Annual Meeting Presentation Slides

Cautionary Statement

With the exception of historical matters, the matters discussed in the power point slides include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital, environmental conditions, and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2017, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the slides, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 29, 2018	By:	/s/ Carmen Diges
Carmen Diges, General Counsel